UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2008 (October 3, 2008)
SPHERIS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-132641	62-1805254

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9009 Carothers Pkwy., Ste. C-3, Franklin, Tennessee	37067

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 261-1500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Services Agreement
     On October 3, 2008, Spheris Operations LLC (“Operations”), a wholly-owned subsidiary of the Company, entered into that certain Agreement for Health Information Processing Services (the “Services Agreement”) by and between Operations and Community Health Systems Professional Services Corporation (“PSC”).
     The Services Agreement sets forth the terms pursuant to which Operations will provide certain personnel, equipment and systems for transcribing authorized dictation recordings into medical reports for certain PSC hospital facilities. The initial term of the Services Agreement is five (5) years, and unless otherwise terminated in accordance with the terms of the Services Agreement, will automatically be extended for additional successive one (1) year periods.
     The foregoing summary is qualified in its entirety by reference to the text of the Services Agreement, which is included as Exhibit 10.1 hereto and incorporated herein by reference.
     In connection with the transactions described in the Services Agreement, Spheris Holding III, Inc. (“Holding III”) sold 10,000,000 shares of Series A Convertible Preferred Stock of Holding III to CHS/Community Health Systems, Inc. (“CHS”) for $10,000,000 and issued warrants to CHS to purchase shares of Common Stock of Holding III upon the attainment of certain revenue milestones set forth in such warrants. A copy of the press release announcing the execution of the Services Agreement, the Amended and Restated Stockholders’ Agreement (as defined below) and the Amended and Restated Registration Rights Agreement (as defined below) is included as Exhibit 99.1 hereto and incorporated herein by reference.
Amended and Restated Stockholders’ Agreement
     On October 3, 2008, Holding III, the sole stockholder of Spheris Holding II, Inc., which is the sole stockholder of Spheris Inc. (the “Company”), entered into that certain Amended and Restated Stockholders’ Agreement (the “Amended and Restated Stockholders’ Agreement”) by and among Holding III and the Warburg Investors (as defined therein), the TowerBrook Investors (as defined therein), Spheris Investment LLC and CHS.
     The Amended and Restated Stockholders’ Agreement amends provisions of the Stockholders’ Agreement, dated as of November 5, 2004, as amended, by and among Holding III and the Warburg Investors (as defined therein), the TowerBrook Investors (as defined therein) and Spheris Investment LLC, to reflect the addition of CHS as a stockholder of Holding III and granting certain rights to and imposing certain obligations on CHS thereunder.
     The foregoing summary is qualified in its entirety by reference to the text of the Amended and Restated Stockholders’ Agreement, which is included as Exhibit 10.2 hereto and incorporated herein by reference.
Amended and Restated Registration Rights Agreement
     On October 3, 2008, Holding III entered into that certain Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”) among the investors listed on Schedule I attached thereto and Holding III.
     The Amended and Restated Registration Rights Agreement amends provisions of the Registration Rights Agreement, dated as of November 5, 2004, among the investors listed on Schedule I attached thereto and Holding III, to reflect the addition of CHS as a stockholder of Holding III and granting certain rights to and imposing certain obligations on CHS thereunder.
     The foregoing summary is qualified in its entirety by reference to the text of the Amended and Restated Registration Rights Agreement, which is included as Exhibit 10.3 hereto and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 3, 2008, Wayne T. Smith resigned from the Boards of Directors of the Company and Holding III, effective immediately. Mr. Smith cited no disagreement on any matter relating to the Company or Holding III, their operations, policies or practices as cause for his resignation from the Boards of Directors of the Company and Holding III.
     On October 3, 2008, the Boards of Directors of the Company and Holding III appointed Martin G. Schweinhart and James W. Doucette to the Boards of Directors of the Company and Holding III, respectively, in accordance with Section 3.9 of the Bylaws of the Company and Article III, Section 5 of the Bylaws of Holding III. Mr. Schweinhart and Mr. Doucette were nominated for appointment to the Board of Directors of Holding III by CHS in accordance with Section 3.1(c) of the Amended and Restated Stockholders’ Agreement. Neither Mr. Schweinhart nor Mr. Doucette is a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.
     A copy of the press release announcing Mr. Smith’s resignation from the Boards of Directors of the Company and Holding III and the appointment of Mr. Schweinhart and Mr. Doucette to the Boards of Directors of the Company and Holding III is included as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibit:
     The following exhibits are filed or furnished herewith as noted above:

Exhibit Number	Description

10.1	Agreement for Health Information Processing Services, dated as of October 3, 2008, by and between Spheris Operations LLC and Community Health Systems Professional Services Corporation.*

10.2
Amended and Restated Stockholders’ Agreement, dated as of October 3, 2008, by and among Spheris Holding III, Inc. and the Warburg Investors, the TowerBrook Investors, Spheris Investment LLC and CHS/Community Health Systems, Inc.

10.3	Amended and Restated Registration Rights Agreement, dated as of October 3, 2008, among the investors listed on Schedule I attached thereto and Spheris Holding III, Inc.

99.1	Press Release dated October 8, 2008.
* Certain portions of this agreement have been omitted and filed separately with the United States Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERIS INC.
Date: October 8, 2008	By:	/s/ Brian P. Callahan
Brian P. Callahan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement for Health Information Processing Services, dated as of October 3, 2008, by and between Spheris Operations LLC and Community Health Systems Professional Services Corporation.*

10.2
Amended and Restated Stockholders’ Agreement, dated as of October 3, 2008, by and among Spheris Holding III, Inc. and the Warburg Investors, the TowerBrook Investors, Spheris Investment LLC and CHS/Community Health Systems, Inc.

10.3	Amended and Restated Registration Rights Agreement, dated as of October 3, 2008, among the investors listed on Schedule I attached thereto and Spheris Holding III, Inc.

99.1	Press Release dated October 8, 2008.
* Certain portions of this agreement have been omitted and filed separately with the United States Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.